SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2003

DIAMETRICS MEDICAL, INC.

(Exact name of registrant as specified in its charter)

Minnesota	0-21982	41-1663185
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2658 Patton Road, Roseville, Minnesota 55113

(Address of principal executive offices)

Registrant’s telephone number, including area code: (651) 639-8035

Not Applicable

(Former name or former address, if changed since last report)

Page 1 of 4 Pages

Exhibit Index Appears on Page 4

Item	7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits

Exhibit No.	Description
99.1	Press release of Diametrics Medical, Inc., dated May 14, 2003, reporting financial results for the first quarter of 2003

Item	9. Regulation FD Disclosure.

This information set forth under “Item 9. Regulation FD Disclosure” is intended to be furnished under said Item 9 and also under “Item 12. Results of Operations and Financial Condition” in accordance with SEC Release No. 33-8216. Such information, including the Exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Attached hereto as Exhibit 99.1 and incorporated by reference herein is the text of Diametrics Medical, Inc.’s announcement regarding earnings results for the first quarter ended March 31, 2003, as presented in a press release of May 14, 2003.

Page 2 of 4 Pages

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:   May 14, 2003

DIAMETRICS MEDICAL, INC.

By:	/s/ LAURENCE L. BETTERLEY
Laurence L. Betterley
Chief Financial Officer

Page 3 of 4 Pages

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press release of Diametrics Medical, Inc., dated May 14, 2003, reporting financial results for the first quarter of 2003

Page 4 of 4 Pages